As filed with the Securities and Exchange Commission on October 11, 2000.

                                                  REGISTRATION  NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                            CALLON PETROLEUM COMPANY
             (Exact name of registrant as specified in its charter)

               DELAWARE                                    64-0844345
     (State or other jurisdiction                       (I.R.S. Employer
   of incorporation or organization)                 Identification Number)

                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                                 (601) 442-1601
                    (Address of Principal Executive Offices)

                                   ----------

                            CALLON PETROLEUM COMPANY
                            1996 STOCK INCENTIVE PLAN
                              (Full Title of Plan)

                                JOHN S. WEATHERLY
                             200 NORTH CANAL STREET
                           NATCHEZ, MISSISSIPPI 39120
                       (Name and address of Agent Service)

                                 (601) 442-1601
          (Telephone Number, Including Area Code, of Agent for Service)

                                    Copy to:
                            HAYNES AND BOONE, L.L.P.
                           1000 LOUISIANA, SUITE 4300
                              HOUSTON, TEXAS 77002
                            ATTN: GEORGE G. YOUNG III
                                 (713) 547-2000

                                   ----------

                         CALCULATION OF REGISTRATION FEE


                                                                     PROPOSED
                                                                      MAXIMUM         PROPOSED MAXIMUM       AMOUNT OF
                 TITLE OF                       AMOUNT TO BE       OFFERING PRICE    AGGREGATE OFFERING    REGISTRATION
        SECURITIES TO BE REGISTERED              REGISTERED        PER SHARE (1)         PRICE (1)            FEE (1)
        ---------------------------             ------------       --------------    ------------------    ------------
             Common Stock (2)                 1,300,000 shares       $16.53125          $21,490,625         $5,673.53

(1) Computed pursuant to Rule 457 (c) and (h) of the Securities Act of 1933, as amended (the "Securities Act"), based on the average of the high and low sale prices on October 6, 2000, as reported by the New York Stock Exchange composite tape ($16.53125 per share).

(2) Includes preferred stock purchase rights pursuant to the Rights Agreement, dated as of March 30, 2000, between the Registrant and American Stock Transfer and Trust Company, as rights agent. In addition, pursuant to Rule 416(a) under the Securities Act, this registration statement also registers an indeterminate number of additional shares as may become issuable under the anti- dilution provisions of the 1996 Stock Incentive Plan in connection with stock splits, stock dividends and similar transactions.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         This Registration Statement is being filed for the purpose of registering in accordance with Instruction E of Form S-8 an additional 1,300,000 shares of common stock, par value $.01 ("Common Stock"), to be issued pursuant to the 1996 Stock Incentive Plan (the "Plan") of Callon Petroleum Company (the "Company"). The contents of the Company's Registration Statement on Form S-8 (Registration No. 333-29537) filed with the Securities and Exchange Commission on June 19, 1997 (the "1997 Form S-8") are incorporated herein by reference.

        CALLON PETROLEUM COMPANY AMENDMENTS TO 1996 STOCK INCENTIVE PLAN

         By means of the 1997 Form S-8, the Company registered 900,000 shares of Common Stock issuable under the Plan. On August 20, 1998, the board of directors of the Company amended the Plan to increase the number of shares of Common Stock issuable under the Plan by 300,000. On May 9, 2000, the Company's stockholders approved an amendment to the Plan to increase the number of shares of Common Stock issuable under the Plan by 1,000,000. This Registration Statement registers the additional 1,300,000 shares of Common Stock issuable under the Plan.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.           Exhibits

         (4) Instruments defining the rights of security holders, including indentures

                  4.1 Certificate of Incorporation of the Company, as amended (incorporated by reference from Exhibit 3.1 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

                  4.2 Bylaws of the Company (incorporated by reference from Exhibit 3.2 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

                  4.3 Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's Registration Statement on Form S-4, filed August 4, 1994, Reg. No. 33-82408)

                  4.4 The Company's amended 1996 Stock Incentive Plan (incorporated by reference to Appendix I of the Company's Definitive Proxy Statement on Schedule 14A, filed March 28, 2000)

                  4.5 Rights Agreement between the Company and American Stock Transfer & Trust Company, as Rights Agent, dated March 30, 2000 (incorporated by reference from Exhibit 1 of the Company's 8-A, filed April 6, 2000)

         (5)      Opinion re legality

                  5.1      Opinion of Haynes and Boone, L.L.P.

         (23)     Consents of experts and counsel

                  23.1 Consent of Haynes and Boone, L.L.P. (included in its opinion filed as Exhibit 5.1)

                  23.2     Consent of Arthur Andersen LLP

         (24)     Power of attorney

                  24.1     Power of attorney (included on the signature page)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Natchez, State of Mississippi, on October 10, 2000.

                                     CALLON PETROLEUM COMPANY


                                     By:  /s/ John S. Weatherly
                                        ---------------------------------------
                                          John S. Weatherly, Senior Vice
                                          President and Chief Financial Officer

                                POWER OF ATTORNEY

         Each of the undersigned hereby appoints Fred L. Callon and John S. Weatherly, and each of them (with full power to act alone), as attorney and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 any and all amendments and exhibits to this Registration Statement and any and all applications, instruments and other documents to be filed with the Securities and Exchange Commission pertaining to the registration of the securities covered hereby, with full power and authority to do and perform any and all acts and things whatsoever requisite or desirable.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on October 10, 2000.

                         SIGNATURE                                           TITLE
                         ---------                                           -----

                  /s/ Fred L. Callon                       Chief Executive Officer and President
-----------------------------------------------------      (Principal Executive Officer)
                      Fred L. Callon

                  /s/ John S. Weatherly                    Senior Vice President and Chief Financial Officer
-----------------------------------------------------      (Principal Accounting and Financial Officer)
                     John S. Weatherly

                  /s/ Dennis W. Christian                  Director, Senior Vice President and
-----------------------------------------------------      Chief Operating Officer
                    Dennis W. Christian

                  /s/ John S. Callon                       Director
-----------------------------------------------------
                      John S. Callon

                  /s/ Leif Dons                            Director
-----------------------------------------------------
                         Leif Dons

                  /s/ Robert A. Stanger                    Director
-----------------------------------------------------
                     Robert A. Stanger

                  /s/ John C. Wallace                      Director
-----------------------------------------------------
                     John C. Wallace

                  /s/ B.F. Weatherly                       Director
-----------------------------------------------------
                      B.F. Weatherly

                                                           Director
-----------------------------------------------------
                     Richard O. Wilson

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

  4.1             Certificate of Incorporation of the Company, as amended
                  (incorporated by reference from Exhibit 3.1 of the Company's
                  Registration Statement on Form S-4, filed August 4, 1994, Reg.
                  No. 33-82408)

  4.2             Bylaws of the Company (incorporated by reference from Exhibit
                  3.2 of the Company's Registration Statement on Form S-4, filed
                  August 4, 1994, Reg. No. 33-82408)

  4.3 Specimen Common Stock Certificate (incorporated by reference from Exhibit 4.1 of the Company's Registration Statement on
                  Form S-4, filed August 4, 1994, Reg. No. 33-82408)

  4.4 The Company's amended 1996 Stock Incentive Plan (incorporated by reference to Appendix I of the Company's Definitive Proxy
                  Statement on Schedule 14A, filed March 28, 2000)

  4.5             Rights Agreement between the Company and American Stock
                  Transfer & Trust Company, as Rights Agent, dated March 30,
                  2000 (incorporated by reference from Exhibit 1 of the Company's 8-A, filed April 6, 2000)

  5.1             Opinion of Haynes and Boone, L.L.P.

  23.1 Consent of Haynes and Boone, L.L.P. (included in its opinion filed as Exhibit 5.1)

  23.2            Consent of Arthur Andersen LLP

  24.1            Power of attorney (included on the signature page)